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                                                                       EXHIBIT 1

                            JOINT FILING AGREEMENT

        The undersigned hereby agree to jointly file a statement on Schedule
13D relating to the common stock, no par value per share, of Today's Man, Inc., together with any amendments thereto (collectively, the "Schedule 13Ds"), with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-l(f) under the Securities Exchange Act of 1934, as amended.

       This Joint Filing Agreement may be signed in counterpart copies.





                           (Signature Page Follows)

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Dated: January 9, 1998                TOTH, LLC

                                      By:  Osiris Group, L.P.
                                           its Managing Member
                                      By:  Osiris Management, LLC
                                           its General Partner
                                      By:  Steven Jackson
                                           Managing Member of Osiris
                                           Management, LLC


                                      /s/ Steven Jackson
                                      -----------------------------
                                      Name: Steven Jackson


Dated: January 9, 1998                TOTH II, LLC

                                      By:  Osiris Group, L.P.
                                           its Managing Member
                                      By:  Osiris Management, LLC
                                           its General Partner
                                      By:  Steven Jackson
                                           Managing Member of Osiris
                                           Management, LLC

                                      /s/ Steven Jackson
                                      -----------------------------
                                      Name: Steven Jackson


Dated: January 9, 1998                OSIRIS GROUP, L.P.

                                      By:  Osiris Management, LLC
                                           its General Partner
                                      By:  Steven Jackson
                                           Managing Member of Osiris
                                           Management, LLC

                                      /s/ Steven Jackson
                                      -----------------------------
                                      Name: Steven Jackson




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Dated: January 9, 1998                OSIRIS MANAGEMENT, LLC

                                      By:  Steven Jackson
                                           its Managing Member

                                      /s/ Steven Jackson
                                      -----------------------------------
                                      Name: Steven Jackson


Dated: January 9, 1998                STEVEN JACKSON

                                      /s/ Steven Jackson
                                      -----------------------------------
                                      Name: Steven Jackson


Dated: January 9, 1998                DAVID BLUMBERG

                                      /s/ David Blumberg
                                      -----------------------------------
                                      Name: David Blumberg